Exhibit 2(d)


                                 INFORTE CORP.
              Incorporated under the laws of the state of Delaware

Number                                                    Shares
IN                                           See reverse for certain definitions
                                             CUSIP 45677R 10 7

THIS CERTIFIES THAT




IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                                 INFORTE CORP.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

/s/              [SEAL]         /s/ Philip S. Bligh
                                Chairman and Chief Executive Officer


                                countersigned and registered:

                                              transfer agent and registrar

                                      authorized signature

                                 INFORTE CORP.

The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation and by any certificate of designation, and the number of shares constituting each such class and series. Any request should be made at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT............Custodian............
TEN ENT - as tenants by the entireties                             (Cust)              (Minor)
JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
        - survivorship and not as tenants                         Act............................
          in common                                                        (State)
                                               UNIF TRF MIN ACT.......Custodian (unit age).......)
                                                               (Cust)
                                                               .............under Uniform Transfers
                                                                  (Minor)
                                                               to Minors Act.......................
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _________________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------

---------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:___________________


                                 _______________________________________
                                 NOTICE: This signature to this assignments must correspond with the name as written upon the face of the certificate, in every particular, without alternation or enlargement or any change whatever.

     SIGNATURE(S) GUARANTEED:___________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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